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                                                                    EX-10.15

                               FIRST AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "First Amendment") dated as of the 1st day of August, 1997, by and among Maxco, Inc., a Michigan Corporation (hereinafter referred to as the "Borrower"), and Comerica Bank, a Michigan banking corporation (hereinafter referred to as the "Bank").

                               W I T N E S S E T H

         WHEREAS, Borrower and Bank entered into a certain Amended and Restated Loan Agreement dated September 30, 1996, (the "Agreement");
         WHEREAS, the borrower and the Bank desire to amend certain of the covenants set forth in the Agreement; NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower and the Bank hereby agree as follows:

         1. In Sub-Section 1.1 of Section 1 of the Agreement, the following definition is hereby deleted in its entirety and replaced by the following or added entirely:

         "Termination Date" shall mean, as to the Revolving Credit Loan, August 1, 1999, (or such earlier date on which the Borrower shall permanently terminate the Bank's commitment under section 2.8.1 of this Agreement).

         2. Except as specifically modified hereby, the terms and conditions of the Agreement and the Notes remain in full force and effect and the undersigned hereby ratify and agrees to be bound by the terms of the Agreement as hereby amended.

         3. Neither the extension of this First Amendment by the Bank, nor any other act or omission by the Bank in connection herewith, shall be deemed a waiver by the Bank of any default under the Agreement.


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         IN WITNESS WHEREOF, the Borrower and the Bank have caused this First
Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                            MAXCO, INC.


                                            By  /s/ Vincent Shunsky
                                              ---------------------------
                                                     Vincent Shunsky
                                                     Its Vice President


                                            COMERICA BANK

                                            By  /s/ David G. Grantham
                                              ----------------------------
                                                     David G. Grantham
                                                     Its Vice President

         The Undersigned Guarantors hereby acknowledge and consent to the above First Amendment.

Ersco Corporation, a division of Maxco, Inc.         Pak-Sak Industries, Inc.


By  /s/ Vincent Shunsky                              By  /s/ Vincent Shunsky
   ------------------------                           -----------------------
       Vincent Shunsky                                      Vincent Shunsky
       Its Vice President                                   Its Treasurer


Wisconsin Wire & Steel, Inc.


By  /s/ Vincent Shunsky
  -------------------------
         Vincent Shunsky
         Its Treasurer





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